Exhibit 99.1

       Premiere Global Services Reports First Quarter Results;
               $121.7M in Revenues and $0.12 Normalized
                Diluted EPS from Continuing Operations

    ATLANTA--(BUSINESS WIRE)--April 27, 2006--Premiere Global Services, Inc. (NYSE: PGI), a global outsource provider of business process solutions, today announced results for the first quarter ended March 31, 2006. Revenues in the first quarter of 2006 were $121.7 million, down 4.4% compared to $127.3 million in the first quarter of 2005. Excluding pre-tax restructuring costs of $1.1 million, normalized operating income totaled $15.0 million, normalized income from continuing operations totaled $8.3 million and normalized diluted EPS from continuing operations was $0.12 in the first quarter of 2006, versus $22.8 million, $13.4 million and $0.19, respectively, in the first quarter of 2005.(a) In the first quarter of 2006 in accordance with GAAP, operating income totaled $14.0 million, income from continuing operations totaled $7.7 million and diluted EPS from continuing operations totaled $0.11, versus $22.4 million, $13.1 million and $0.18, respectively, in the first quarter of 2005.

    First Quarter 2006 Revenue Detail

    Conferencing & Collaboration revenue totaled $66.8 million, up 7.7% from $62.0 million in the comparable prior year quarter. As expected, revenue from the Company's largest customer declined by $8.7 million, totaling $2.7 million in the first quarter of 2006 versus $11.5 million in the first quarter of 2005. Excluding revenue contribution from this customer in both quarters, Conferencing & Collaboration revenue increased 26.7% in the first quarter of 2006 versus the first quarter of 2005.(a)
    Data Communications revenue totaled $55.0 million, down 15.8% from $65.3 million in the comparable prior year quarter. Revenue from legacy broadcast fax services declined $7.5 million dollars, totaling $24.7 million versus $32.2 million in the first quarter of 2005.

    Year-to-Date 2006 Accomplishments

    --  Generated record monthly Conferencing Solutions volumes

    -- Augmented Marketing Automation Solutions with the acquisition of Accucast, Inc., whose intelligence-based platform makes it a recognized industry leader in on-line marketing

    --  Within Document Solutions, DocuManager, an electronic fax solution, continued to generate new users, recording 75%
        growth in the first quarter compared to the first quarter of
        2005

    -- Continued to improve the communication technologies platform with enhancements to SMS delivery capabilities for Alerts & Notifications Solutions

    -- Formally launched PremiereAnywhere solution suite targeted at increasing the productivity of the growing number of mobile professionals

    -- Generated $18.9 million in normalized cash flows from operating activities from continuing operations, which excludes payments for restructuring costs and payments for legal settlements and related expenses (a)

    -- Expanded bank revolving line of credit limit to $300 million from $180 million with improved borrowing economics and covenants, and an extended term

    "We are pleased with our revenue performance during the quarter, especially the continued strength in our Conferencing & Collaboration business, which once again outperformed the industry in a very competitive environment," said Boland T. Jones, Founder, Chairman and CEO of Premiere Global Services, Inc. "Results in our Data Communications business continue to be overshadowed by its legacy services, but we believe it has the potential to be a great business, and we are taking the necessary steps to generate performance similar to that of our Conferencing & Collaboration business.
    We remain convinced that Premiere Global Services is uniquely positioned in the marketplace with the sole focus of innovating communication technologies that help businesses simplify their daily processes, making them more competitive, more efficient and more profitable. We are making meaningful progress toward the key business objectives we established to help move our Company from good to great."

    Financial Outlook

    The following statements and non-GAAP financial table are based on Premiere Global Services' current expectations as of April 27, 2006. These statements and projected non-GAAP financial table contain forward-looking statements and Company estimates, and actual results may differ materially. The Company assumes no duty to update any forward-looking statements made in this press release. A discussion concerning forward-looking statements is included at the end of this press release and in the Company's filings with the Securities and Exchange Commission.
    The Company confirms its outlook that revenues for 2006 are anticipated to be at the low end of the range of $480 to $500 million. The Company anticipates normalized diluted EPS from continuing operations, which excludes restructuring costs, in 2006 to be in the range of $0.50 to $0.58. See the reconciliation of projected non-GAAP financial measures as set forth below:



                                                         Year Ended
                                                         December 31,
                                                           2006 (1)
                                                        --------------
                                                        (in millions,
                                                          except per
                                                          share data)
Projected normalized diluted EPS from continuing
 operations (2) (a)
      Projected diluted EPS from continuing operations  $0.49 - $0.57
      Excluding restructuring costs                             $0.01
                                                        --------------
      Projected normalized diluted EPS from continuing
       operations                                       $0.50 - $0.58

Projected pro forma diluted EPS from continuing
 operations (3) (a)
      Projected diluted EPS from continuing operations  $0.49 - $0.57
      Excluding restructuring costs                             $0.01
      Excluding non-cash equity based compensation              $0.09
      Excluding amortization                                    $0.11
                                                        --------------
      Projected pro forma diluted EPS from continuing
       operations                                       $0.70 - $0.78

Projected normalized cash provided by operating
 activities from continuing operations (4) (a)
      Projected cash provided by operating activities
       from continuing operations                       $78.0 - $85.0
      Payments for restructuring costs                           $2.5
      Payments for legal settlements and related
       expenses                                                  $2.5
                                                        --------------
      Projected normalized cash provided by operating
       activities from continuing operations            $83.0 - $90.0


(1) Amounts presented are estimates, and the Company has made a number of assumptions in preparing our projections, including assumptions as to the components of these financial metrics. The reconciliations of projected non-GAAP financial measures include forward-looking information with respect to the information identified as a projection. The EPS projections assume a projected weighed average diluted share count of approximately 72.8 million shares.
(2) Management believes that normalized operating income, normalized income from continuing operations and normalized diluted EPS from continuing operations provide useful information regarding underlying trends in our continuing operations by excluding non-recurring items that are unrelated to our ongoing operations, including restructuring costs and legal settlements and related expenses.
(3) The Company expects equity based compensation expense to be a recurring cost and presents pro forma diluted EPS from continuing operations to exclude this item as well as restructuring costs and amortization expense to eliminate these significant non-cash charges to earnings to help investors better understand the operating performance of our business.
(4) Management believes that normalized cash provided by operating activities from continuing operations provides useful information regarding underlying trends in our continuing operations by excluding non-recurring items that are unrelated to our ongoing operations.


    (a) To supplement the Company's consolidated financial statements presented in accordance with GAAP we have included the following non-GAAP measures of financial performance: normalized operating income, normalized income from continuing operations, normalized diluted EPS from continuing operations, normalized cash provided by operating activities from continuing operations and pro forma diluted EPS from continuing operations. Management uses these measures internally as a means of analyzing the Company's current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. In addition, we present certain business segment revenue growth statistics that are derived from non-GAAP financial measures. Please see the tables attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

    Conference Call

    The Company will hold a conference call at 5:00 p.m. Eastern this afternoon to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (800) 289-0494 (US & Canada) or (913) 981-5520
(International). The conference call will be simultaneously broadcast over the Internet via SoundCast(R), a Premiere Global service, and can be accessed at http://ir.premiereglobal.com. You may also follow this link for details on the Internet replay, podcast and for the text of the earnings release, including the financial and statistical information to be presented in the call.
    A replay will be available following the call at 8:00 p.m. Eastern through midnight Eastern May 5, 2006, and can be accessed by calling
(888) 203-1112 (US & Canada) or (719) 457-0820 (International). The
confirmation code is 1736499. The Webcast of this call will be archived on the Company's Website at http://ir.premiereglobal.com.

    About Premiere Global Services, Inc.

    Premiere Global Services, Inc. is a global outsource provider of business process solutions that enable enterprise customers to automate and simplify their critical business processes and to communicate more effectively with their constituents.
    We innovate communication technologies and deliver solutions in four core business practices: Conferencing Solutions, Document Solutions, Marketing Automation Solutions and Alerts & Notifications Solutions. We deliver these solutions via our global, on-demand platforms to an established customer base of approximately 60,000 corporate accounts, including a majority of the Fortune 500. Customers apply our solutions in order to increase efficiency, to improve productivity and to raise customer satisfaction levels.
    With global presence in 19 countries, Premiere Global Services' corporate headquarters is located at 3399 Peachtree Road NE, Suite 700, Atlanta, GA 30326. Additional information can be found at www.premiereglobal.com.

    Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services' forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological change; the development of alternatives to our services; market acceptance of our new services and enhancements; integration of acquired companies; service interruptions; increased financial leverage; our dependence on our subsidiaries for cash flow; continued weakness in our legacy broadcast fax business; foreign currency exchange rates; possible adverse results of pending or future litigation or infringement claims; federal or state legislative or regulatory changes; general domestic and international economic, business or political conditions; and other factors described from time to time in our press releases, reports and other filings with the SEC, including but not limited the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2005. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.



           PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS
             THREE  MONTHS ENDED MARCH 31, 2006 AND 2005
           (IN THOUSANDS, UNAUDITED, EXCEPT PER SHARE DATA)

                                                   Three Months Ended
                                                        March 31,
                                                    2006       2005
                                                 ---------- ----------

REVENUES                                         $ 121,726  $ 127,264
OPERATING EXPENSES:
    Cost of revenues (exclusive of depreciation
     shown separately below)                        48,340     45,858
    Selling and marketing                           32,798     32,734
    General and administrative                      13,754     13,641
    Research and development                         2,807      2,567
    Depreciation                                     5,927      6,552
    Amortization                                     3,097      3,086
    Restructuring costs                              1,053        415
                                                 ---------- ----------
Total operating expenses                           107,776    104,853

OPERATING INCOME                                    13,950     22,411
                                                 ---------- ----------

OTHER (EXPENSE) INCOME:
    Interest expense                                (1,814)      (982)
    Interest income                                    161        312
    Loss on sale of marketable securities                -       (116)
    Other, net                                        (233)        93
                                                 ---------- ----------
Total other (expense) income                        (1,886)      (693)
                                                 ---------- ----------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME
 TAXES                                              12,064     21,718
INCOME TAX EXPENSE                                   4,405      8,599
                                                 ---------- ----------
INCOME FROM CONTINUING OPERATIONS                $   7,659  $  13,119
                                                 ========== ==========

NET INCOME                                       $   7,659  $  13,119
                                                 ========== ==========

BASIC EARNINGS PER SHARE:
    Income from continuing operations            $   7,659  $  13,119
                                                 ========== ==========
    Net income                                   $   7,659  $  13,119
                                                 ========== ==========

    BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING:      70,465     70,455
                                                 ========== ==========

    Basic earnings per share:
           Continuing operations                 $    0.11  $    0.19
                                                 ========== ==========
           Net income                            $    0.11  $    0.19
                                                 ========== ==========

DILUTED EARNINGS PER SHARE:

    Income from continuing operations for
     purposes of computing diluted net income
     per share                                   $   7,659  $  13,119
                                                 ---------- ----------
    Net income for purposes of computing diluted
     net income per share                        $   7,659  $  13,119
                                                 ---------- ----------

    DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING:    72,114     71,804
                                                 ========== ==========

    Diluted earnings per share:
           Continuing operations                 $    0.11  $    0.18
                                                 ========== ==========
           Net income                            $    0.11  $    0.18
                                                 ========== ==========




           PREMIERE GLOBAL SERVICES, INC AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                 MARCH 31, 2006 AND DECEMBER 31, 2005
                  (IN THOUSANDS, EXCEPT SHARE DATA)

                                                    March    December
                                                     31,        31,
                                                    2006       2005
                                                 ---------- ----------
                                                 (Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents                             $  22,261  $  20,508
Accounts receivable (less allowances of
        $6,494 and $7,560, respectively)            84,654     79,417
Prepaid expenses and other                           6,613      5,209
Deferred income taxes, net                          12,638     12,392
                                                 ---------- ----------
Total current assets                               126,166    117,526

PROPERTY AND EQUIPMENT, NET                         79,045     75,742

OTHER ASSETS
Goodwill                                           269,416    257,565
Intangibles, net                                    39,593     39,662
Deferred income taxes, net                               -        837
Other assets                                         3,858      3,958
                                                 ---------- ----------
                                                 $ 518,078  $ 495,290
                                                 ========== ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable                                 $  40,181  $  37,745
Income taxes payable                                 7,036      4,394
Accrued taxes                                        6,352      6,148
Accrued expenses                                    32,057     34,439
Current maturities of long-term debt and capital
 lease obligations                                     931        799
Accrued restructuring costs                          2,310      1,800
                                                 ---------- ----------
Total current liabilities                           88,867     85,325

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations       107,641     99,675
Other accrued expenses                               5,970      6,540
Deferred income taxes, net                             295          -
                                                 ---------- ----------
Total long-term liabilities                        113,906    106,215

SHAREHOLDERS' EQUITY
Common stock $0.01 par value; 150,000,000 shares
 authorized,
   72,309,542 and 71,703,933 shares issued and
    outstanding at
   March 31, 2006 and December 31, 2005,
    respectively                                       726        717
Additional paid-in capital                         699,492    694,304
Unearned restricted stock compensation             (14,715)   (12,585)
Note receivable, shareholder                        (1,923)    (1,896)
Cumulative translation adjustment                   (2,698)    (3,554)
Accumulated deficit                               (365,577)  (373,236)
                                                 ---------- ----------
Total shareholders' equity                         315,305    303,750
                                                 ---------- ----------
                                                 $ 518,078  $ 495,290
                                                 ========== ==========




            PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
              THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                       (IN THOUSANDS, UNAUDITED)

                                                     2006       2005
                                                 ---------- ----------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net income                                     7,659     13,119
  Adjustments to reconcile net income to net
   cash provided by operating activities:
      Depreciation                                   5,927      6,552
      Amortization                                   3,097      3,086
      Amortization of deferred financing costs         116        114
      Loss on sale of marketable securities,
       available for sale                                -        116
      Payments for legal settlements and related
       expenses                                     (1,372)         -
      Deferred income taxes                              -      4,059
      Restructuring costs                            1,053        415
      Payments for restructuring costs                (720)      (277)
      Equity based compensation                      2,330      1,963
      Loss (Gain) on disposal of assets                256        (45)
      Changes in assets and liabilities:
          Accounts receivable, net                  (4,517)   (10,207)
          Prepaid expenses and other current
           assets                                     (864)      (780)
          Accounts payable and accrued expenses      3,878      2,930
                                                 ---------- ----------
                  Total adjustments                  9,184      7,926
                                                 ---------- ----------
      Total cash provided by operating
       activities from continuing operations        16,843     21,045
                                                 ---------- ----------
          Payments for discontinued operations        (245)      (268)
                                                 ---------- ----------
                  Total cash provided by
                   operating activities             16,598     20,777
                                                 ---------- ----------

CASH FLOWS FROM INVESTING ACTIVITIES
      Capital expenditures                          (8,993)    (7,000)
      Sale of marketable securities                      -        755
      Purchase of marketable securities                  -       (306)
      Business acquisitions, net of cash
       acquired                                    (13,896)   (45,615)
                                                 ---------- ----------
                  Net cash used in investing
                   activities                      (22,889)   (52,166)
                                                 ---------- ----------

CASH FLOWS FROM FINANCING ACTIVITIES
      Principal payments under borrowing
       arrangements                                (21,618)   (12,161)
      Principal proceeds under borrowing
       arrangements                                 29,500     48,400
      Purchase of treasury stock, at cost             (750)   (10,156)
      Exercise of stock options                      1,050      2,674
                                                 ---------- ----------
                  Total cash provided by
                   financing activities              8,182     28,757
                                                 ---------- ----------

Effect of exchange rate changes on cash and
 equivalents                                          (138)      (206)
                                                 ---------- ----------
NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS      1,753     (2,838)
                                                 ---------- ----------
CASH AND EQUIVALENTS, beginning of period        $  20,508  $  25,882
                                                 ---------- ----------
CASH AND EQUIVALENTS, end of period              $  22,261  $  23,044
                                                 ========== ==========




            PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
             RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
           NORMALIZED CONSOLIDATED STATEMENTS OF OPERATIONS
              THREE MONTHS ENDED MARCH 31, 2006 AND 2005
           (IN THOUSANDS, UNAUDITED, EXCEPT PER SHARE DATA)

                                             Three Months Ended
                                     ---------------------------------
                                    Reported               Normalized
                                    March 31,  Non-GAAP    March 31,
                                     2006     Adjustments    2006
                                    --------- ------------ ----------

REVENUES                             $121,726             $121,726
OPERATING EXPENSES:
     Cost of revenues (exclusive of
      depreciation shown separately
      below)                           48,340     (163) (2) 48,177
     Selling and marketing             32,798     (431) (2) 32,367
     General and administrative        13,754   (1,484) (2) 12,270
     Research and development           2,807     (178) (2)  2,629
     Depreciation                       5,927                5,927
     Amortization                       3,097                3,097
     Restructuring costs                1,053   (1,053) (1)     -
     Equity based compensation              -    2,256  (2)  2,256
                                     --------- --------   ---------
Total operating expenses              107,776   (1,053)    106,723

OPERATING INCOME                       13,950    1,053      15,003 (1)
                                     --------- --------   ---------

OTHER (EXPENSE) INCOME:
     Interest expense                  (1,814)              (1,814)
     Interest income                      161                  161
     Loss on sale of marketable
      securities                            -                   -
     Other, net                          (233)                (233)
                                     --------- --------   ---------
Total other (expense) income           (1,886)       -      (1,886)
                                     --------- --------   ---------

INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                   12,064    1,053      13,117
INCOME TAX EXPENSE                      4,405      399       4,804
                                     --------- --------   ---------
INCOME FROM CONTINUING OPERATIONS    $  7,659  $   654    $  8,313 (1)
                                     ========= ========   =========

NET INCOME                           $  7,659  $   654    $  8,313
                                     ========= ========   =========

BASIC EARNINGS PER SHARE:
     Income from continuing
      operations                     $  7,659             $  8,313
                                     =========            =========
     Net income                      $  7,659             $  8,313
                                     =========            =========

     BASIC WEIGHTED-AVERAGE SHARES
      OUTSTANDING:                     70,465               70,465
                                     =========            =========

     Basic earnings per share:
           Continuing operations     $   0.11             $   0.12
                                     =========            =========
           Net income                $   0.11             $   0.12
                                     =========            =========

DILUTED EARNINGS PER SHARE:

     Income from continuing
      operations for purposes of
      computing diluted net income
      per share                      $  7,659             $  8,313
                                     ---------            ---------
     Net income for purposes of
      computing diluted net income
      per share                      $  7,659             $  8,313
                                     ---------            ---------

     DILUTED WEIGHTED-AVERAGE SHARES
      OUTSTANDING:                     72,114               72,114
                                     =========            =========

     Diluted earnings per share:
           Continuing operations     $   0.11             $   0.12 (1)
                                     =========            =========
           Net income                $   0.11             $   0.12
                                     =========            =========


                                            Three Months Ended
                                     ---------------------------------
                                    Reported              Normalized
                                    March 31,  Non-GAAP    March 31,
                                     2005     Adjustments    2005
                                    --------- ------------ ----------

REVENUES                             $127,264             $127,264
OPERATING EXPENSES:
     Cost of revenues
      (exclusive of
      depreciation shown
      separately below)                45,858      (35) (2) 45,823
     Selling and marketing             32,734     (297) (2) 32,437
     General and
      administrative                   13,641   (1,630) (2) 12,011
     Research and
      development                       2,567       (1) (2)  2,566
     Depreciation                       6,552                6,552
     Amortization                       3,086                3,086
     Restructuring costs                  415     (415) (1)     -
     Equity based
      compensation                        -      1,963  (2)  1,963
                                     --------- --------   ---------
Total operating expenses              104,853     (415)    104,438

OPERATING INCOME                       22,411      415      22,826 (1)
                                     --------- --------   ---------

OTHER (EXPENSE) INCOME:
     Interest expense                    (982)                (982)
     Interest income                      312                  312
     Loss on sale of
      marketable securities              (116)                (116)
     Other, net                            93                   93
                                     --------- --------   ---------
Total other (expense) income             (693)     -          (693)
                                     --------- --------   ---------

INCOME FROM CONTINUING
 OPERATIONS BEFORE INCOME
 TAXES                                 21,718      415      22,133
INCOME TAX EXPENSE                      8,599      164       8,763
                                     --------- --------   ---------
INCOME FROM CONTINUING
 OPERATIONS                          $ 13,119  $   251    $ 13,370 (1)
                                     ========= ========   =========

NET INCOME                           $ 13,119  $   251    $ 13,370
                                     ========= ========   =========

BASIC EARNINGS PER SHARE:
     Income from continuing
      operations                     $ 13,119             $ 13,370
                                     =========            =========
     Net income                      $ 13,119             $ 13,370
                                     =========            =========

     BASIC WEIGHTED-AVERAGE
      SHARES OUTSTANDING:              70,455               70,455
                                     =========            =========

     Basic earnings per
      share:
           Continuing
            operations               $   0.19             $   0.19
                                     =========            =========
           Net income                $   0.19             $   0.19
                                     =========            =========

DILUTED EARNINGS PER SHARE:

     Income from continuing
      operations for
      purposes of computing
      diluted net income per
      share                          $ 13,119             $ 13,370
                                     ---------            ---------
     Net income for purposes
      of computing diluted
      net income per share           $ 13,119             $ 13,370
                                     ---------            ---------

     DILUTED WEIGHTED-
      AVERAGE SHARES
      OUTSTANDING:                     71,804               71,804
                                     =========            =========

     Diluted earnings per
      share:
           Continuing
            operations               $   0.18             $   0.19 (1)
                                     =========            =========
           Net income                $   0.18             $   0.19
                                     =========            =========

(1) Management believes that normalized operating income, normalized income from continuing operations and normalized diluted EPS from continuing operations provide useful information regarding underlying trends in our continuing operations by excluding non-recurring items that are unrelated to our ongoing operations, including restructuring costs and legal settlements and related expenses.

(2) Due to the Company's adoption as of January 1, 2006 of SFAS No. 123R, "Share-Based Payment," equity based compensation in our income statement is allocated to the following expense line items (in thousands):





                                                  Three Months Ended
                                                       March 31,
                                                    2006       2005
                                                   --------  ---------

Cost of revenues                                  $    163  $      35
Selling and marketing                                  431        297
General and administrative                           1,484      1,630
Research and development                               178          1
                                                   --------  ---------
                       Equity based compensation  $  2,256  $   1,963
                                                   --------  ---------



            PREMIERE GLOBAL SERVICES, INC AND SUBSIDIARIES
             RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
             (IN THOUSANDS, UNAUDITED, EXCEPT SHARE DATA)

                                                  Three Months Ended
                                                        March 31,
                                                     2006      2005
                                                 ---------- ----------
Segment Revenues Excluding Certain Items (1)
   Revenues, as reported
        Conferencing & Collaboration             $  66,774  $ 62,010
        Data Communications                         54,952    65,254
                                                 ---------- ----------
                                                 $ 121,726  $127,264

   Conferencing & Collaboration                  $  66,774  $ 62,010
   Excluding largest customer revenue                2,704    11,452
                                                 ---------- ----------
        Conferencing & Collaboration excluding
         largest customer revenue                $  64,070  $ 50,558
                                                 ---------- ----------

   Data Communications                           $  54,952  $ 65,254
   Excluding legacy broadcast fax revenue           24,673    32,221
                                                 ---------- ----------
        Data Communications excluding legacy
         broadcast fax revenue                   $  30,279  $ 33,033
                                                 ---------- ----------

   Revenues, as reported                         $ 121,726  $127,264
   Excluding Conferencing & Collaboration
    largest customer revenue                         2,704    11,452
   Excluding Data Communications legacy
    broadcast fax revenue                           24,673    32,221
                                                 ---------- ----------
        Revenues excluding certain items         $  94,349  $ 83,591
                                                 ---------- ----------

Normalized cash provided by operating activities
 from continuing operations (2)
   Total cash provided by operating activities
    from continuing operations                   $  16,843  $ 21,045
   Payments for restructuring costs                    720       277
   Payments for legal settlements and related
    expenses                                         1,372         -
                                                 ---------- ----------
        Normalized cash provided by operating
         activities from continuing operations   $  18,935  $ 21,322
                                                 ---------- ----------

(1) The Company has previously announced Conferencing & Collaboration's largest customer's intention to insource most of its automated conferencing needs, as well as the acceleration in the decline of revenue generated by Data Communications legacy broadcast fax business in North America. The Company has presented business segment revenue excluding these items because management believes that these events or trends particular to each business segment may be deemed to be so significant to obscure patterns and trends of our core business in total.

(2) Management believes that normalized cash provided by operating activities from continuing operations provides useful information regarding underlying trends in our continuing operations by excluding payments relating to non-recurring items that are unrelated to our ongoing operations.

    CONTACT: Premiere Global Services, Inc.
             Investor Calls
             Sean O'Brien, 404-262-8462